NOTICE OF EFFECTED SUBSTITUTION

                               DATED APRIL 4, 2003
                 ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
                      ALLIANZ LIFE VARIABLE ACCOUNT A AND B

Effective April 4, shares of the Dreyfus Stock Index Fund have been substituted for all shares of the Franklin S&P 500 Index Fund owned through variable insurance products issued by Allianz Life Insurance Company of North America. Specifically, Initial Class shares of the Dreyfus Stock Index Fund were substituted for Class 1 shares of the Franklin S&P 500 Index Fund, and Service Class shares of the Dreyfus Stock Index Fund were substituted for Class 2 shares of the Franklin S&P 500 Index Fund. There was no fee charged for the substitution. In addition, the substitution will not count toward any limit on free transfers. Enclosed is a confirmation of the substitution of the shares of the Franklin S&P 500 Index Fund with those of the Dreyfus Stock Index Fund.

If you wish, for a period of thirty (30) days from the date of the Substitution, you can make one transfer of Contract value attributable to the Franklin S&P 500 Index Fund out of the Dreyfus Fund and into any other Investment Option(s) available under your contract, without any limitation or charge on transfers as described in the Contract's prospectus, if you have not already exercised your one-time right of free transfer. If you choose, you can divide the applicable Account Value, transferring part to one Investment Option and part to other Investment Options, subject to any Contract limitations on minimum investment in a particular Investment Option. This transfer will not count as one of the limited number of transfers permitted in a year free of charge, and Allianz Life Insurance Company of North America will not impose any additional transfer restrictions on this transfer.

Attached to this notice is a transfer form. Please fill out the form if you would like to make a transfer from the Dreyfus Fund, and mail it to the Company at the address on the form. If you have already exercised your free transfer, any transfer you make will count toward any limitations on free transfers.

We have enclosed with this Notice summary information regarding the Investment Options available under your contract. You should already have received a current prospectus for the Dreyfus Stock Index Fund. However, if you have not already been sent a current prospectus, a current prospectus for the Dreyfus Fund is attached. You can obtain copies of the prospectus for the Dreyfus Fund, or for any of the other Investment Options available under your Contract, free of charge, by calling our Service Center toll-free at (800) 624-0197.